SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)         May 29, 2007

Arbutus Resources, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	333-134549	83-0483725
(State or other jurisdiction of incorporation or organization)	(Commission File number)	(IRS Employer Identification No.)

#4 3798 Laurel Street, Burnaby, British Columbia, Canada V5G 1M7
(Address of principal executive offices) (Zip Code)

(250) 729-6731
(Registrant’s Telephone Number, Including Area Code)

(Former Address If Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On May 29, 2007, we issued 1,000,000 shares of our common stock, $0.001 par value per share, to each of Karen Law, our President, Chief Executive Officer, Chief Financial Officer, Treasurer and director, and Lyle Smith, our Secretary and director. Law and Smith have served as our officers from inception, April 19, 2004, without monetary compensation; this stock issuance was in exchange for their services. We are relying on the exemption from registration set forth in Section 4(2) of the Securities Act of 1933 as amended.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Arbutus Resources, Inc.

Date: June 12, 2007	By:	/s/ Karen Law
Karen Law, President